                                                                   EXHIBIT 10.55

                                                                Execution Copy I

                         SECURITIES PURCHASE AGREEMENT

          SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as December
                                               ---------
21, 2000, among Incara Pharmaceuticals Corporation, a Delaware corporation (the "Company" or "Incara"), Elan International Services, Ltd. ("EIS"), a Bermuda
 -------      ------                                        ---
exempted limited liability company and a wholly owned subsidiary of Elan Corporation, plc, an Irish public limited liability company ("Elan"), and Elan
                                                              ----
Pharma International Limited, an Irish private limited liability company and a wholly owned subsidiary of Elan and an affiliate of EIS ("EPIL").
                                                          ----

                               R E C I T A L S:

          A.  Pursuant to the letter agreement, dated as of the date hereof
(the "Letter Agreement"), among the Company, Elan, EIS and EPIL, Incara has
      ----------------
agreed to issue and sell to EIS and EIS has agreed to purchase from Incara, certain securities, consisting of shares of Incara Common Stock (as defined below), a certain Warrant (as defined below), shares of Series B Preferred Stock (as defined below) and shares of Series C Preferred Stock (as defined below).

          B. As set forth in the Letter Agreement, the Company is issuing and selling to EIS, and EIS is purchasing from the Company, on the date hereof, (i) 12,015 shares of a newly-created series of the Company's preferred stock, par value U.S.$0.01 per share, captioned "Series C Preferred Stock" (the "Series C
                                                                      --------
Preferred Stock"), (ii) a warrant to purchase up to 22,191 shares of a newly-
---------------
created series of the Company's preferred stock, par value U.S. $0.001 per share, captioned "Series B Preferred Stock" (the "Series B Preferred Stock"), as
                                                  ------------------------
provided therein, in the form attached hereto as Exhibit A (as amended at any
                                                 ---------
time, the "Warrant"), (iii) 28,457 shares of Series B Preferred Stock and (iv)
           -------
825,000 shares of common stock, par value U.S.$0.001 per share of the Company (the "Incara Common Stock"). The Company further is issuing and selling to EPIL,
      -------------------
and EPIL is purchasing from the Company, a convertible promissory note of the Company in the form attached hereto as Exhibit B-1 (the "Note"), amounts in
                                       -----------       ----
respect of which shall be disbursed from time to time in an amount up to U.S.$4,806,000 in accordance with its terms and subject to the conditions contained herein and therein. The Incara Common Stock, the Series B Preferred Stock and the Series C Preferred Stock collectively are referred to herein as the "Shares". The Shares, the Warrant and the Note collectively are referred to
     ------
herein as the "Securities". The rights, preferences and privileges of the Series
               ----------
B Preferred Stock and Series C Preferred Stock are as set forth in the Company's Certificate of Designations, Preferences and Rights, the form of which is attached hereto as Exhibit C (the "Certificate of Designations").
                   ---------       ---------------------------

          C. The Company and EIS have formed Incara Development, Ltd., an exempted limited liability company incorporated under the laws of Bermuda ("Newco"), and pursuant to the terms of a Subscription, Joint Development and
  -----
Operating Agreement, dated as of the date hereof (as amended at any time, the "JDOA"), simultaneously with the transactions contemplated by this Agreement,
 ----
(i) the Company shall acquire 6,000 voting common shares of Newco, par value U.S.$1.00 per share (the "Newco Common Shares"), representing 100% of the issued
                          -------------------
and outstanding Newco Common Shares, and 3,612 non-voting convertible preference shares of Newco, par value of U.S.$1.00 per share (the "Newco Preferred Shares";
                                                        ----------------------
together with the Newco Common Shares, the "Newco Shares"), representing 60.2%
                                            ------------
of the aggregate outstanding Newco Preferred Shares and, on a fully diluted basis, 30.1% of the aggregate outstanding Newco Shares and (ii) EIS shall acquire 2,388 Newco Preferred Shares, representing 39.8% of the aggregate outstanding Newco Preferred Shares and, on a fully diluted basis, 19.9% of the Newco Shares. Additionally, as of the date hereof, Newco has entered into license agreements with (i) Elan and its subsidiary Elan Pharma International Limited (such agreements, as amended at any time, collectively the "Elan License
                                                                    ------------
Agreement") and (ii) the Company (such agreement, as amended at any time, the
---------
"Company License Agreement"; together with the Elan License Agreement, the
 -------------------------
"License Agreements").
 ------------------

          D. The Company, EIS and EPIL are executing and delivering on the date hereof a Registration Rights Agreement in the form attached hereto as Exhibit D
                                                                      ---------
(as amended at any time, the "Company Registration Rights Agreement") in respect
                              -------------------------------------
of (i) the Incara Common Stock issued, (ii) the Incara Common Stock issued or issuable upon conversion of the Series B Preferred Stock, Series C Preferred Stock or exercise or conversion of all or any portion of the Warrant or Note and
(iii) any other Incara Common Stock owned by EIS or any of its affiliates or their respective permitted transferees. The Company, EIS and Newco are also executing and delivering on the date hereof a Registration Rights Agreement in the form attached hereto as Exhibit E (as amended at any time, the "Newco
                            ---------                               -----
Registration Rights Agreement").  This Agreement, the Certificate of
-----------------------------
Designations, the Note, the Warrant, the JDOA, the Company Registration Rights Agreement, the Newco Registration Rights Agreement, the License Agreements and each other document or instrument executed and delivered in connection with the transactions contemplated hereby and by the JDOA collectively are referred to herein as the "Transaction Documents".
               ---------------------

                               A G R E E M E N T:

          In consideration of the foregoing premises and the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          SECTION 1.  Closing.
                      -------

          (a) Time and Place.  The closing of the Initial Purchase (as defined
              --------------
below) (the "Initial Closing") shall occur as of the date hereof (the "Initial
             ---------------                                           -------
Closing Date") at such time that original counterparts of the documents
------------
contemplated hereby are exchanged.  The funding of
each advance under the Note (each, a "Note Closing") shall occur on such dates
                                      ------------
as set forth in Section 1(e) (each, a "Note Closing Date"). The closing of the
                                       -----------------
Second Purchase (the "Second Closing"), shall occur as provided in Section 1(f)
                      --------------
(the "Second Closing Date").  The Initial Closing, each Note Closing and the
      -------------------
Second Closing individually are referred to herein as a "Closing", and the
                                                         -------
Initial Closing Date, each Note Closing Date and the Second Closing Date individually are referred to herein as a "Closing Date". The Initial Closing and
                                          ------------
the Second Closing shall be held at the offices of Brock Silverstein LLC (by means of facsimile or overnight mail) and each Note Closing shall be a paper closing by means of facsimile or as otherwise agreed by the parties.

          (b) Sale and Purchase.  At the Initial Closing, subject to the terms
              -----------------
and conditions hereof, the Company shall issue and sell to EIS, and EIS shall purchase from the Company, (i) 12,015 shares of Series C Preferred Stock, (ii) 825,000 shares of Incara Common Stock, (iii) 28,457 shares of Series B Preferred
Stock and (iv) the Warrant (the "Initial Purchase").   In addition, subject to
                                 ----------------
the terms and conditions hereof and as set forth in the Note, the Company shall issue to EPIL the Note as set forth in Section 1(e).

          (c) Purchase Price.  The aggregate purchase price for the Initial
              --------------
Purchase shall be U.S.$16,015,000 (the "Initial Purchase Price"),
                                        ----------------------
U.S.$12,015,000 of which represents the purchase price for the 12,015 shares of Series C Preferred Stock, and U.S.$4,000,000 of which represents the purchase price for the 825,000 shares of Incara Common Stock, 28,457 shares of Series B Preferred Stock and the Warrant.

          (d) Initial Closing Delivery.  On the Initial Closing Date, subject to
              ------------------------
the terms and conditions hereof: (i) EIS shall pay the Initial Purchase Price by wire transfer of U.S.$16,015,000 to an account designated in writing by the Company ; (ii) the parties hereto shall execute and deliver to each other, as applicable, (A) certificates representing 12,015 shares of Series C Preferred Stock, (B) certificates representing 825,000 shares of Incara Common Stock, (C) 28,457 shares of Series B Preferred Stock, (D) the Warrant, (E) the Company Registration Rights Agreement, (F) the Newco Registration Rights Agreement, (G) the JDOA, (H) the Certificate of Designations as filed with the Secretary of State of the State of Delaware, (I) the License Agreements, (J) a customary secretary's certificate from the secretary of the Company, including a certificates as to the incumbency of the officers of the Company executing any of the Transaction Documents, (K) certificates as to the incumbency of the officers of EIS and EPIL executing any of the Transaction Documents and (L) any other documents or instruments reasonably requested by a party hereto; and (iii) the Company shall cause to be delivered to EIS and EPIL an opinion of counsel in the form attached hereto as Exhibit F.
                            ---------

          (e) Note Purchases.  It is estimated that Newco will require
              --------------
additional funds to commence development of Newco's products. Within the period commencing on the Initial Closing Date and ending on the third anniversary of the Initial Closing Date, (the "Development Period"), EIS and the Company may
                                ------------------
provide to Newco up to an aggregate maximum amount of U.S.$6,000,000, such funding to be provided by EIS and the Company on a pro rata basis based
                                                   --- ----
on their respective equity interests, on a fully-diluted basis, in Newco (the "Development Funding") and any and all additional funding to develop Newco's
 -------------------
products to be provided prior to the exercise of the EIS Exchange Right (as defined in Section 5(c)) by EIS and the Company on a pro rata basis based on
                                                     --- ----
their respective equity interests, on a fully-diluted basis, in Newco (the "Additional Development Funding"). In order to ensure the Company has funds
 ------------------------------
available for its share of the Development Funding, EPIL has agreed to advance to the Company up to U.S.$4,806,000 subject to the terms and conditions set forth below and in the Note.

          (A) The Company shall issue to EPIL the Note. The amount of the Note outstanding on the date hereof is $0.00. From time to time at the request of the Company, EPIL shall make advances under the Note to the Company (each an "Advance") in an aggregate principal amount of up to U.S.$4,806,000 (the "Total
 -------                                                                  -----
Commitment"); provided that the Total Commitment shall be reduced in an amount
----------    --------
equal to amounts funded by the Company to Newco as Development Funding (each a "Development Funding Contribution") for which an Advance was contributed to
 --------------------------------
Newco by the Company with funds raised from an independent third party specifically for the purpose of funding the Company's obligations for Development Funding. The aggregate amount of the Advances made to the Company shall not in any event exceed the amount of Development Funding funded by the Company to Newco, as described above, made under the Note and Development Funding Contribution made by the Company) (the "Maximum Amount").
                                                --------------

          (B) Each Advance shall be subject to the following terms and conditions:

             (i) Each Advance shall be made at such time that (x) each Participant (as defined in the JDOA) shall have determined, pursuant to Clauses 6.3 and 6.4 of the JDOA, that Development Funding shall be provided, (y) Newco shall have provided written notice thereof to EIS and to the Company and (z) the Company shall have delivered a written request to EPIL in the form attached hereto as Exhibit B-2 (the "Disbursement
                                            -----------       ------------
     Notice") not less than 10 business days prior to the requested Note Closing
     ------
     Date;

             (ii) The minimum amount of each Advance shall be not less than $500,000, (or such lesser amount up to the Maximum Amount or the Total Commitment, as the case may be, if the amount that remains available is less than $500,000). The Company shall be entitled to receive up to four Advances in any calendar year;

             (iii) Each Advance under the Note shall (x) occur only during the Development Period, (y) shall not exceed the Total Commitment and (z) shall not exceed the Maximum Amount;

             (iv) At the time of each Advance, no material breach or default by the Company under any Transactions Document shall have occurred and be continuing;

             (v) At the time of any such Advance, EIS and EPIL shall have received any required approvals under the Mergers and Takeovers (Control) Acts 1978-1996 (Ireland) (the "Mergers Acts"), the Hart-Scott-Rodino
                                    ------------
     Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and any
                                                          -------
     other similar law or regulation; provided that in the event that EIS and
                                      --------
     EPIL have not obtained approval under the Mergers Acts, the HSR Act, or any other similar law or regulation at the time a determination of the necessity of such funding by the Newco Directors and such approval would be required, the Company shall issue to EPIL a non-convertible note substantially in the form of the Note (other than provisions relating to conversion), and the parties hereto shall work together in good faith to agree on an alternative funding mechanism for future borrowings.

          (C) On each such Note Closing Date, (x) EPIL shall fund the requested amount by wire transfer in immediately available funds and confirm in writing the aggregate principal amount outstanding immediately thereafter and (y) the Company shall cause to be delivered to EPIL an officers' certificate confirming that the conditions described in clauses (B)(i)-(v) above have been satisfied and the outstanding aggregate principal amount after such wire transfer and the Company shall furnish such documents and instruments that EIS shall reasonably request, including updates of the Company documents referred to in Section 1(d)(ii)(I).

          (f)       Second Closing.  (A)  Provided, that the Initial Closing
                    --------------
shall have occurred, upon the later of (x) the completion of enrollment of clinical trial OP201 for compound being developed by Newco or the Company, and
(y) one year after the date hereof (the "Later Date"), EIS shall, subject to
                                         ----------
obtaining any required approvals under the Mergers Acts, HSR Act, and any similar law and regulation, purchase shares of Series B Preferred Stock for an aggregate amount of $1,000,000 (the "Second Purchase Price"), at a price per
                                     ---------------------
share equal to ten times the greater of (1) 25% premium over the Average Daily Price for the 60 trading day period immediately prior to the Later Date and (2) the Average Daily Price for the last trading day prior to the Later Date (the greater being the "Later Stock Price"). The term "Average Daily Price" shall
                   -----------------              -------------------
mean the amount equal to the average of the highest and lowest trade price for Incara Common Stock on a given trading day. In addition, EIS shall purchase from the Company warrants to acquire shares of Series B Preferred Stock equal to 20% of the shares of Series B Preferred Stock purchased at the Second Closing, in the form attached hereto as Exhibit G (the "Later Incara Warrants"). At the
                            ---------       ---------------------
Second Closing (i) EIS shall pay the Second Purchase Price by wire transfer of the Second Purchase Price to an account designated in writing by the Company,
(ii) the Company shall cause to be delivered to EIS (A) certificates representing the shares of Series B Preferred Stock issued to EIS, (B) the Later Incara Warrants, (C) a customary secretary's certificate from the secretary of the Company, including certification as to the incumbency of the officers of the Company executing any documents (D) an officer's certificate certifying and confirming that the conditions described in Section 1(f)(2)(i)-(iii) below have been satisfied, (E) an opinion of counsel to the Company reasonably satisfactory to EIS, and (iii) either EIS or the Company shall deliver any other documents or instruments reasonably requested by a party hereto.

          (B) The right of the Company to cause the Second Closing is subject to the following conditions:

               (i) as of the Second Closing no material breach or default by the Company under any Transactions Document shall have occurred and be continuing;

               (ii) as of the Second Closing the representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date made; and

               (iii) as of the Second Closing EPIL or Elan shall have received, if applicable, any required approvals under the Mergers Acts or the HSR Act, and any other similar law and regulation (in respect of which, Elan or EPIL shall use commercially reasonable efforts to obtain).

          (g)  Exemption from Registration.  The Securities and any underlying
               ---------------------------
shares of Incara Common Stock will be issued under an exemption or exemptions from registration under the U.S. Securities Act of 1933, as amended (the "Securities Act"). Accordingly, the certificates evidencing the Incara Common
 --------------
Stock, Series B Preferred Stock, the Series C Preferred Stock, the Warrant, the Note and any shares of Incara Common Stock or other securities issuable upon the exercise, conversion or exchange of any of the Securities shall, upon issuance, contain a legend, substantially in the form as follows:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
                                                       ---
     APPLICABLE STATE SECURITIES LAWS AND NO INTEREST THEREIN MAY BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE ISSUER OF THESE SECURITIES RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

     THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS ALSO SUBJECT TO THE RESTRICTIONS CONTAINED IN THAT CERTAIN
     SECURITIES PURCHASE AGREEMENT, DATED AS OF DECEMBER 21, 2000, BY AND AMONG INCARA PHARMACEUTICALS CORPORATION, ELAN INTERNATIONAL SERVICES, LTD. AND ELAN PHARMA INTERNATIONAL LIMITED.

          SECTION 2.  Representations and Warranties of the Company.  The
                      ---------------------------------------------
Company hereby represents and warrants to EIS and EPIL, as of each Closing Date, as follows:

          (a)    Organization and Qualification.  The Company is duly organized,
                 ------------------------------
validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. The Company is duly qualified as a foreign corporation and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise), or prospects of the Company taken as a whole (a "Company Material Adverse Effect").
                     -------------------------------

          (b)    Capitalization.  (i)  On or before January 22, 2001, the
                 --------------
capitalization of the Company will be as follows:

                 (A) The Company will have authorized 40,000,000 shares of Common Stock of which 8,365,849 will be issued and outstanding.

                 (B) The Company will have authorized 3,000,000 shares of preferred stock, par value $0.01 per share, which may be divided into series by the Company's Board of Directors.

                 (C) The Company will have authorized 1,500,000 shares of Series A Preferred Stock, none of which will be issued and outstanding.

                 (D) The Company will have authorized 600,000 shares of Series B Preferred Stock of which 28,457 will be issued and outstanding.

                 (E) The Company will have authorized 20,000 shares of Series C Preferred Stock of which 12,015 will be issued and outstanding.

          (ii) As of January 22, 2001, the Company has reserved a sufficient number of shares of Incara Common Stock for issuance upon conversion of the Series B Preferred Stock, Series C Preferred Stock, exercise of the Warrant and conversion of the Note and a sufficient number of shares of Series B Preferred Stock for issuance as dividends on the Series B Preferred Stock and a sufficient number of shares of Series C Preferred Stock for issuance as dividends on the Series C Preferred Stock.

          (iii) There are no preemptive rights, voting agreements, rights of first offer or refusal, options, warrants or other conversion privileges or rights presently outstanding to pur-
chase, subscribe for or otherwise acquire, or any securities convertible into or exercisable for or into, any of the Company' s capital stock (collectively, "Preemptive Rights"), except as described on Schedule 2(b). There are no
 -----------------                           -------------
agreements to register any of the Company's outstanding securities under U.S. federal securities laws, other than the Company Registration Rights Agreement and except as described on Schedule 2(b).
                           -------------

          (iv) All of the outstanding shares of capital stock of the Company have been issued in accordance with applicable state and federal laws and regulations (or exemptions therefrom) governing the sale and purchase of securities, all of such shares have been duly and validly issued and are fully paid and non-assessable. The Shares, when issued against payment therefor in accordance with this Agreement or, in the case of the Series B Preferred Stock, as dividends in respect of previously issued shares of Series B Preferred Stock, will be duly and validly issued, fully paid and non-assessable, in the case of the Series C Preferred Stock, as dividends in respect of previously issued shares of Series C Preferred Stock, will be duly and validly issued, fully paid and non-assessable and the Warrant and the Note (including additional amounts issued as accrued interest), when issued against payment therefor in accordance with this Agreement or, in the case of the Note, when issued against payment therefor in accordance with this Agreement or, in the case of the Note, as pay-in-kind interest in respect of the then outstanding principal amount of the Note on each respective interest payment date, will be duly and validly issued, and in each case will not be issued in violation of any Preemptive Rights. The shares of Incara Common Stock issuable upon conversion or exercise of the Series B Preferred Stock, the Series C Preferred Stock, the Warrant and the Note (the "Underlying Shares"), when issued upon conversion or exercise in accordance with
------------------
the terms thereof, will be duly and validly issued, fully paid and non-assessable, and will not be issued in violation of any Preemptive Rights.

          (c)    Authorization of Transaction Documents.  The Company has full
                 --------------------------------------
corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and each of the other Transaction Documents to which it is a party (including the issuance and sale of the Securities and the Underlying Shares) have been duly authorized by all requisite corporate action by the Company and, when executed and delivered by the Company, this Agreement and each of the other Transaction Documents to which it is a party will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          (d)    No Violations.  The execution, delivery and performance by the
                 -------------
Company of this Agreement and each of the other Transaction Documents to which it is a party (including the issuance and sale of the Securities) and the compliance with the provisions hereof and thereof by the Company do not violate, conflict with or constitute or result in a breach of or default under (or an event which with notice or passage of time or both would constitute a default) or give rise to any right of termination, cancellation or acceleration under, or result in the creation of any Encumbrance (as defined below) upon any properties or assets of the Company under (i) the Certificate of Incorporation or bylaws of the Company, (ii) applicable law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to the Company or any of its properties or assets or (iii) any contract or agreement affecting the Company, except, in each case, where such violation, conflict, breach, default, termination, cancellation, acceleration or Encumbrance would not, individually or in the aggregate, have a Company Material Adverse Effect. As used herein, the term "Encumbrance" shall mean any lien, charge, encumbrance, claim, option,
          -----------
proxy, pledge, security interest, or other similar right of any nature other than statutory liens securing payments not yet due and payable or due but not yet delinquent.

          (e)    Approvals. Except as set forth on Schedule 2(e) and for consent
                 ---------                         -------------
which may be required under the Mergers Acts, the HSR Act, or any other similar law and regulation, no permit, authorization, consent, approval, or order of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of this Agreement or the other Transaction Documents (including the issuance and sale of the Securities) by the Company.

          (f)    Financial Statements.  Schedule 2(f) contains (i) the audited
                 --------------------   -------------
balance sheets of the Company at September 30, 2000 and September 30, 1999 and the related statements of operations, stockholders' equity (deficit) and cash flows for the years then ended, together with the reports and opinions thereon of PricewaterhouseCoopers LLP (the "Financial Statements"). The Financial
                                    ---------------------
Statements are accurate and complete and fairly present, in all material respects, the financial position of the Company and the results of its operations and its cash flows at such dates and for the periods indicated and were prepared in conformity in all material respects with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be otherwise indicated therein). As of the Initial Closing Date, the Company has not incurred and is not liable for any material liabilities or obligations required to be disclosed on the Financial Statements except as set forth in the Financial Statements or Schedule
                                                                        --------
2(f).
----

          (g)    Taxes.  The Company has filed in a timely manner any federal,
                 -----
state, local and foreign tax returns, reports and filings (collectively, "Returns"), including income, franchise, property and other taxes, and has paid
--------
or accrued the appropriate amounts reflected on such Returns heretofore required to be filed. Except as set forth on Schedule 2(g), none of the Returns have
                                     -------------
been audited or challenged, nor has the Company received any notice of challenge nor have any of the amounts or other data included in the Returns been challenged or reviewed by any governmental authority.

          (h)    Plans. Except as set forth on Schedule 2(h), which sets forth
                 -----
van accurate and complete list and description of all employee benefit plans maintained or sponsored by the Company or to which the Company is required to make contributions (the "Benefit Plans"), the
                         -------------

Company does not maintain, sponsor, is not required to make contributions to or otherwise have any liability with respect to any pension, profit sharing, thrift or other retirement plan, employee stock ownership plan, deferred compensation, stock ownership, stock purchase, performance share, bonus or other incentive plan, severance plan, health or group insurance plan, welfare plan, or other similar plan, agreement, policy or understanding (whether written or oral), whether or not such plan is intended to be qualified under Section 401(a) of the U.S. Internal Revenue Code of 1986, as amended, or within the meaning of Section 3(3) of the U.S. Employee Retirement Income Security Act of 1974, as amended, which plan covers any employee or former employee of the Company. The Benefit Plans have been and are administered in substantial compliance with their terms and the requirements of applicable law.

          (i)    Absence of Certain Events.  Since September 30, 2000, except as
                 --------------------------
contemplated by the Transaction Documents or as set forth on Schedule 2(i), (A)
                                                             -------------
the Company has not (i) made, paid or declared any dividend or distribution to any equity holder (in such capacity) or redeemed any of its capital stock, (ii) varied its business plan or practices, in any material respect, from past practices, (iii) entered into any financing, joint venture, license or similar arrangement that would limit or restrict its ability to perform its obligations hereunder and under each of the other Transaction Documents or (iv) suffered or permitted to be incurred any liability or obligation or any Encumbrance against any of its properties or assets that would limit or restrict its ability to perform its obligations hereunder and under each of the other Transaction Documents; and (B) there has not been any change or development which has had, or could reasonably be expected to have, a Company Material Adverse Effect.

          Without limiting the generality of the foregoing, since September 30, 2000, except as set forth on Schedule 2(i), there has not been (1) any lapse of
                              -------------
any of the Company's trade secrets, inventions, patents, patent applications or continuations (in whole or in part), trademarks, trademark registrations, service marks, service mark registrations, copyrights, copyright registrations, or any application therefor or filing in respect thereof (collectively, and together with any and all know-how, trade secrets and proprietary business or technology information, the "Intellectual Property") that could reasonably be
                             ---------------------
expected to result in a Company Material Adverse Effect; (2) loss of the services of any of the key officers or key employees of the Company; (3) any incurrence of or entry into any liability, mortgage, Encumbrance, commitment or transaction, including without limitation, any borrowing (or assumption or guarantee thereof) or guarantee of a third party's obligations, or capital expenditure (or lease in the nature of a conditional purchase of capital equipment) in excess of U.S.$50,000 other than in the ordinary course of business; (4) any material change by the Company in accounting methods or principles; or (5) any change in the assets, liabilities, condition (financial or otherwise), results or operations or prospects of the Company from those reflected on the Financial Statements, except changes in the ordinary course of business and changes that have not had or could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (j)    No Liabilities.  Since September 30, 2000, the Company has not
                 --------------
incurred or suffered any liability or obligation, matured or unmatured, contingent or otherwise, except in the ordinary course of business and except any such liability or obligation that have not had and could not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (k)    Properties and Assets; Etc. (i) Except as set forth on Schedule
                 --------------------------                             --------
2(k), the Company has good and marketable title to its properties and assets
----
shown in the Financial Statements to be owned by the Company, and has valid leasehold interests to the properties and assets shown in the Financial Statements to be leased by the Company, in the case of owned property, subject to no Encumbrances.

          (ii) The Company owns or possesses sufficient legal rights to use pursuant to license, sublicense, agreement or permission all Intellectual Property used in the operation of its business as presently conducted, in each case subject to no Encumbrances required to be disclosed in the Financial Statements except as set forth therein, other than any failure to own or possess sufficient legal rights which, individually or in the aggregate, would not have a Company Material Adverse Effect. All of the Intellectual Property which is owned by the Company is owned free and clear of all Encumbrances; none of the Company's rights in or use of the Intellectual Property has been or, to the Company's knowledge, is currently threatened to be challenged; to the Company's knowledge, without making any inquiry other than those, if any, routinely conducted by the Company in the ordinary course of business, no current or currently planned product based upon the Company's Intellectual Property would infringe any patent, trademark, service mark, trade name or copyright of any other person or entity issued or pending on the Closing Date if the Company were to distribute, sell, market or manufacture such products, and the Company is not aware of any actual or threatened claim by any person or entity alleging any infringement by the Company of a patent, trademark, service mark, trade name or copyright possessed by such person or entity. None of such Intellectual Property, whether foreign or domestic, has been canceled, abandoned, or otherwise terminated, other than such cancellations, abandonments or terminations which, individually or in the aggregate, would not have a Company Material Adverse Effect.

          (iii) Except as disclosed on Schedule 2(k), the Company has filed with the SEC all contracts that it believes are to be material. Each is a legal and valid agreement binding upon the Company and, to the Company's knowledge, is in full force and effect. To the Company's knowledge, there is no material breach or default by any party thereunder.

          (iv) The Company has and maintains adequate and sufficient insurance, including liability, casualty and products liability insurance, covering risks associated with its business, properties and assets, including insurance that is customary for companies similarly situated.

          (v) The Company, its business and properties and assets are in compliance in all material respects with all applicable laws and regulations, including without limitation, those relating to (i) health, safety and employee relations, (ii) environmental matters, including the discharge of any hazardous or potentially hazardous materials into the environment and (iii) the development, commercialization and sale of pharmaceutical and biotechnology products, including all applicable regulations of the U.S. Food and Drug Administration and comparable applicable foreign regulatory authorities.

          (l)    Legal Proceedings, etc.  There is no legal, administrative,
                 ----------------------
arbitration or other action or proceeding or governmental or investigation pending, or to the Company's knowledge, threatened against the Company, or any director, officer or employee of the Company in their capacities as such that
(i) challenges the validity or performance of this Agreement or the other Transaction Documents or (ii) could reasonably be expected to have a Company Material Adverse Effect. The Company is not in violation of or default under, any material laws, judgments, injunctions, orders or decrees of any court, governmental department, commission, agency, instrumentality or arbitrator applicable to its business, other than any violation or default which, individually or in the aggregate, would not have a Company Material Adverse Effect.

          (m)    Disclosure. The representations and warranties set forth herein
                 ----------
and in the other Transaction Documents, when viewed collectively, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein not misleading in light of the circumstances in which they were made.

          (n)    Brokers or Finders.  There have been no investment bankers,
                 ------------------
brokers or finders used by the Company in connection with the transactions contemplated by the Transaction Documents and no persons or entities are entitled to a fee or compensation in respect thereof.

          (o)    SEC Filings.  The Company has filed with the Securities and
                 -----------
Exchange Commission (the "SEC") all forms, reports, schedules, statements,
                          ---
exhibits and other documents (collectively, the "SEC Filings") required to be
                                                 -----------
filed by the Company on or before the date hereof. At the time filed, the SEC Filings, including without limitation, any financial statements, exhibits and schedules included therein or documents incorporated therein by reference (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the applicable requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be.
              ------------

          SECTION 3.  Representation and Warranties of EIS and EPIL.  Each of
                      ---------------------------------------------
EIS and EPIL hereby represents and warrants to the Company, as of the date hereof, as follows:

          (a)    Organization. EIS is an exempted company duly organized,
                 ------------
validly existing and in good standing under the laws of Bermuda and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions contemplated hereby. EPIL is a company duly organized, validly existing and in good standing under the laws of the Republic of Ireland and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and as proposed to be conducted and to consummate the transactions to which it is a party contemplated hereby. Each of EIS and EPIL, where applicable, is duly qualified as a foreign corporation and in good standing to do business in each jurisdiction in which the nature of the business conducted or the property owned by it requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on the business, assets, liabilities (contingent or otherwise), operations, condition (financial or otherwise), or prospects of EIS or EPIL, as applicable (an "EIS Material Adverse Effect").
     ---------------------------

          (b)    Authorization of Transaction Documents. Each of EIS and EPIL
                 --------------------------------------
has full corporate power and authority to execute and deliver this Agreement and each of the other Transaction Documents to which it is a party, and to perform its obligations hereunder and thereunder. The execution, delivery, and performance by EIS and EPIL of this Agreement and each other Transaction Document to which it is a party (including the purchase and acceptance of the Securities) have been duly authorized by all requisite corporate action by each of EIS and EPIL and, when executed and delivered by each of EIS and EPIL, this Agreement and each of the other Transaction Documents to which it is a party will be the valid and binding obligations of EIS and/or EPIL, as applicable, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

          (c)    No Violation. The execution, delivery and performance by each
                 ------------
of EIS and EPIL of this Agreement and each other Transaction Document to which it is a party (including the purchase and acceptance of the Securities) and compliance with provisions hereof and thereof by EIS and EPIL will not violate conflict with or constitute or result in a breach of or default under (or an event which with notice or passage of time or both would constitute a default) or give rise to any right of termination, cancellation or acceleration under (i) the charter or bylaws of EIS or EPIL, (ii) applicable law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to EIS or EPIL or any of their properties or assets or (iii) any material contract to which EIS or EPIL is a party, except, in each case, where such violation, breach, default, termination, cancellation or acceleration would not, individually or in the aggregate, have an EIS Material Adverse Effect.

          (d)    Approvals.  Except for consents which may be required under the
                 ---------
Mergers Acts, the HSR Act, and any other similar law and regulation, no material permit, authorization, consent, approval or order of or by, or any notification of or filing with, any person or entity (governmental or otherwise) is required in connection with the execution, delivery or performance of this Agreement by EIS or EPIL or the other Transaction Documents to which it is a party.

          (e)    Investment Representations.
                 --------------------------

           (i) Each of EIS and EPIL is sophisticated in transactions of this type and capable of evaluating the merits and risks of the transactions described herein and in the other Transaction Documents to which it is a party, and has the capacity to protect its own interests. Each of EIS and EPIL has not been formed solely for the purpose of entering into the transactions described herein and therein and is acquiring the Securities (and the Underlying Shares) for investment for its own account, not as a nominee or agent, and not with the view to, or for resale, distribution or fractionalization thereof, in whole or in part, and no other person (other than Elan) has a direct or indirect interest, beneficial or otherwise in the Securities (or the Underlying Shares); provided, however, that each of EIS and EPIL shall be permitted to convert or
--------  -------
exchange such Securities in accordance with their terms.

          (ii) Each of EIS and EPIL has not and does not intend to enter into any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or pledge the Securities (or the Underlying Shares).

          (iii) Each of EIS and EPIL acknowledges its understanding that the private placement and sale of the Securities (and the Underlying Shares) is exempt from registration under the Securities Act. In furtherance thereof, each of EIS and EPIL represents and warrants that it is an "accredited investor" as that term is defined in the regulations under the Securities Act, has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company.

          (iv) Each of EIS and EPIL agrees that it shall not sell or otherwise transfer any of the Securities (or the Underlying Shares) without registration under the Securities Act or pursuant to an opinion of counsel reasonably satisfactory to the Company that an exemption from registration is available, and fully understands and agrees that it must bear the total economic risk of its purchase for an indefinite period of time because, among other reasons, none of the Securities (or the Underlying Shares) have been registered under the Securities Act or under the securities laws of any applicable state or other jurisdiction and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless subsequently registered under the Securities Act and under the applicable securities laws of such states or jurisdictions or an exemption from such registration is available. Each of EIS and EPIL understands that the Company is under no obligation to register the Securities (or the Underlying Shares) on its behalf with the exception of certain registration rights with respect to certain of the Securities (and the Underlying Shares), as provided in the Company Registration Rights Agreement. Each of EIS and EPIL understands the lack of liquidity and restrictions on transfer of the Securities (and the Underlying Shares) and that this investment is suitable only for a person or entity of adequate financial means that has no need for liquidity of this investment and that can afford a total loss of its investment.

          (f) Legal Proceedings, etc.  There is no legal, administrative,
              ----------------------
arbitration or other action or proceeding or governmental investigation pending, or to the knowledge of EIS or EPIL threatened, against EIS or EPIL that challenges the validity or performance of this Agreement or the other Transaction Documents to which EIS or EPIL is a party.

          (g) Brokers or Finders.  There have been no investment bankers,
              ------------------
brokers or finders used by EIS, EPIL or their affiliates in connection with the transactions contemplated by the Transaction Documents and no persons or entities are entitled to a fee or compensation in respect thereof.

          SECTION 4.  Covenants of the Parties.
                      ------------------------

          (a) Certain Covenants.  From and after the Initial Closing Date and
              -----------------
until the earlier to occur of the exercise or expiration of the EIS Exchange Right (as such term is defined in Section 5(c) hereof), the Company shall not without the prior written consent of EIS: (i) sell, transfer, encumber, pledge or otherwise affect, in any respect, the shares of Newco Preferred Shares transferable to EIS upon exercise by EIS of the EIS Exchange Right; or (ii) affect, in any respect, the Company's ability to permit EIS to exercise the EIS Exchange Right in full, as provided herein.

          (b) Fully-diluted Stock Ownership.  Notwithstanding any other
              -----------------------------
provision of this Agreement, in the event that EIS and EPIL shall have determined that at any time they (together with their affiliates, if applicable) hold or have the right to receive Incara Common Stock (or securities or rights, options or warrants exercisable, exchangeable or convertible for or into Incara Common Stock) representing in the aggregate in excess of 9.9% of the Company's outstanding Incara Common Stock on a fully diluted basis, each of EIS and EPIL shall have the right to elect to convert all or any part of the Securities into Series B Preferred Stock such that EIS, EPIL and their affiliates will not directly or indirectly own more than 9.9% of the Incara Common Stock. In the event that EIS or EPIL shall elect such conversion, EIS, EPIL and their affiliates shall retain the right to transfer all or a portion of such securities (including the Incara Common Stock issuable upon conversion thereof) to their respective affiliates. Each of the Company, EIS and EPIL shall use commercially reasonable efforts to effect such transactions and any required subsequent conversions or adjustments to the securities position of EIS and EPIL, on a quarterly basis, within 15 business days of the end of each of EIS's and EPIL's fiscal quarters.

          (c) Use of Proceeds.  The Company shall use the proceeds of (i) the
              ---------------
issuance and sale of the Series C Preferred Stock solely to meet its initial capitalization obligations to Newco as described in the JDOA and (ii) the Advances made in respect of the Note solely to make a Developmental Funding Contribution to Newco, as described Section 1(e), and, in each case, for no other purpose.

        (d)    Confidentiality; Non-Disclosure.
               -------------------------------

          (i) Subject to clause (ii) below, from and after the date hereof, neither the Company, EIS nor EPIL (nor their respective affiliates) shall disclose to any person or entity this Agreement or the other Transaction Documents or the contents thereof or the parties thereto, except that such parties may make such disclosure (x) to their directors, officers, employees and advisors, and potential bank creditors and investors, so long as they shall have advised such persons of the obligation of confidentiality herein and for whose breach or default the disclosing party shall be responsible or (y) as required by applicable law, rule, regulation or judicial or administrative process, provided that the disclosing party uses commercially reasonable efforts to
--------
obtain an order or ruling protecting the confidentiality of confidential information of the other party contained herein or therein and notifies the other party prior to such disclosure so that such other party may, if it chooses, seek such relief. The parties shall be entitled to seek injunctive or other equitable relief in respect of any breach or threatened breach of the foregoing covenant without the requirement of posting a bond or other collateral.

          (ii) Prior to issuing the initial press release or public disclosure in respect of this Agreement or the transactions contemplated hereby (the "Initial Press Release"), the party proposing such issuance shall obtain the
 ---------------------
consent of the other party to the contents thereof, which consent shall not be unreasonably withheld or delayed. Thereafter, the Company may issue press releases made in the ordinary course of its business, referring to research collaborations involving the Company, and which do not differ from or go beyond the terms of the Initial Press Release (except that no quotes from EIS or EPIL shall be repeated), without obtaining the consent of the other parties to the contents thereof; provided, however, that any other type of press release or
                  --------  -------
public disclosure by the Company in respect of this Agreement or the transactions contemplated hereby will require the consent of EIS or EPIL to the contents thereof, which consent shall not be unreasonably withheld or delayed; it being understood that if such second party shall not have responded to such consent request within three business days, such consent shall be deemed given.

          (e)  Further Assurances.  From and after the date hereof, each of the
               ------------------
parties hereto agree to do or cause to be done such further acts and things and deliver or cause to be delivered to each other such additional assignments, agreements, powers and instruments, as each may reasonably require or deem advisable to carry into effect the purposes of this Agreement and the other Transaction Documents.

          SECTION 5.  Certain Rights of EIS.
                      ---------------------

          (a)  Preemptive Right.  Except in connection with any offering
               ----------------
referenced on Schedule 5(a), until the fourth anniversary of the Initial Closing Date, EIS shall have the right to participate in any equity financing, or any financing involving securities convertible or exchangeable for equity, consummated by the Company, on the same or monetarily equivalent terms and conditions offered to the other proposed investors in such financing, in order for EIS and its affiliates to maintain their pro rata interest in the Company, based on the number of shares of Incara Common Stock owned by EIS and its affiliates, assuming the conversion or exercise of all Securities (other than the Series B Preferred Stock) and the actual number of shares of Incara Common Stock outstanding on the date such financing is consummated; provided, however, that such right shall not apply to
                          --------  -------
any public offering under the Securities Act, offering under an incentive stock option or similar plan for the benefit of its officers, directors, employees and consultants, asset or company acquisition paid for, in whole or in part, in shares of Incara Common Stock, the Torneaux financing facility, or equity issued in conjunction with any joint venture or other partnering arrangements with strategic investors so long as such issuance is ancillary to and not the principal portion of such transaction; provided, further, however, that if, in
                                       --------  -------  -------
connection with such financing, securities are issued and sold for consideration paid or payable in consideration other than cash, then the fair market value thereof, as determined by the Company's board of directors, shall establish the equivalent cash consideration. Such right shall be exercised by EIS within 15 days of receipt of notice of such financing from the Company.

          (b) Company Board of Directors. For so long as EIS or its affiliates,
              --------------------------
directly or indirectly, collectively own at least 5.0% of the Incara Common Stock (or securities convertible, exchangeable or exercisable for or into the Incara Common Stock or Series B Preferred Stock which, with such owned Incara Common Stock and Series B Preferred Stock represents at least 5.0% ownership, assuming the exercise, conversion or exchange thereof by EIS and its affiliates but not of any other Incara Common Stock equivalents) on a fully diluted basis, EIS shall be entitled to nominate one director (the "EIS Director") for election
                                                     ------------
to the Company's board of directors. The EIS Director shall not have more than 15.0% of the votes on the Company's board of directors, irrespective of the actual number of directors thereon. In connection with the foregoing, the Company will take all necessary and/or appropriate steps to effect such appointment, including the inclusion of the designated EIS Director as part of the management recommended slate of directors presented at any regular or special meeting of the stockholders of the Company at which directors of the Company are to be elected. Prior to such election, the designated EIS Director shall be entitled to be an observer at the meetings of the Company's board of directors.

          (c) Conversion and Exchange Rights.  The Company acknowledges that the
              ------------------------------
Certificate of Designations sets forth certain rights of the holders of shares of Series C Preferred Stock to convert such shares of Series C Preferred Stock into newly issued shares of Series B Preferred Stock, or to exchange such shares of Series C Preferred Stock (or shares of Series B Preferred Stock into which such shares of Series C Preferred Stock were converted under certain specified circumstances) for certain shares of Newco Shares (the "EIS Exchange Right"),
                                                        ------------------
and agrees that it will not take any action which would impair such rights other than as otherwise permitted by the provisions thereof.

          In the event that EIS shall exercise the EIS Exchange Right, EIS has not satisfied its obligations pursuant to Section 3 of the Note, EIS shall cause to be paid to the Company, within 30 days of such exercise, an amount equal to 30.1% of the aggregate amount of the Development Funding and Additional Development Funding through the date of such exercise provided by each of the parties to Newco in accordance with the terms hereof (plus interest calculated thereon at the same interest rate as in the Note, for the period from the initial payment through the date of the exercise of the EIS Exchange Right) (the "Make-Whole Amount") or any portion of the Make-Whole Amount, as the case may
 -----------------
be, provided to Newco (by or on behalf of the Company and EIS and their respective affiliates and subsidiaries), from and after the Initial Closing Date. EIS may pay such amount, at its option, either (i) in cash or (ii) by offset against the amount payable under the Note, to which EPIL hereby consents or a combination of (i) and (ii).

          In the event of a Significant Transaction (as defined in the Certificate of Designations), the Series B Preferred Stock delivered upon such conversion shall have the benefit of the EIS Exchange Right identical to that with respect to the Series C Preferred Stock so converted and shall be evidenced by a security substantially in the form of Exhibit H.
                                           ---------

          SECTION 6.  Pledge of Newco Shares.  In order to secure the Company's
                      ----------------------
obligations pursuant to the EIS Exchange Right, the Company hereby pledges, assigns and sets over to EIS, all of the Company's right, title and interest in and to all shares of Newco Shares deliverable by the Company upon exercise of the EIS Exchange Right (including stock distributions and dividends thereon) for such period of time as the EIS Exchange Right shall be exercisable. The Company shall cause to be delivered to Brock Silverstein LLC all of the certificates together with duly executed stock power in favor of EIS evidencing such shares, and take all other necessary, appropriate and customary actions in connection therewith reasonably requested by EIS. Upon exercise of the EIS Exchange Right, EIS shall be entitled to keep and retain such share certificates, which shall then be owned by EIS in accordance with the terms thereof. Until EIS exercises the EIS Exchange Right, the Company shall retain all rights in and to the pledged Newco Shares (including without limitation all voting, dividend, liquidation and other rights), subject only to this pledge and the JDOA. In the event EIS does not exercise the EIS Exchange Right during the time period in which such right may be exercised pursuant to the Certificate of Designations, such certificates of Newco Shares which have been pledged to EIS shall be promptly returned to the Company

          SECTION 7.  Survival and Indemnification.  (a) Survival.  For the
                      -----------------------------      --------
purposes of this Section, the representations and warranties of the Company, EIS and EPIL contained herein shall survive for a period of [*] from and after the date hereof.

          (b) Indemnification.  In addition to all rights and remedies available
              ---------------
to the parties hereto at law or in equity, the Company (in such capacity, "Indemnifying Party") shall indemnify EIS, EPIL, their stockholders, officers,
 ------------------
directors and assigns, their affiliates, and their affiliates' stockholders, officers, directors, employees, agents, representatives, successors and assigns

(collectively, the "Indemnified Person"), and save and hold each Indemnified
                    ------------------
Person harmless from and against and pay on behalf of or reimburse each such Indemnified Person, as and when incurred, for any and all loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense, whether or not arising out of any claims by or on behalf of such Indemnified Person or any third party, including interest, penalties, reasonable attorneys' fees and expenses and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, "Losses"), that any
                                                              ------
such Indemnified Person may suffer, sustain incur or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

             (i) any misrepresentation or breach of warranty on the part of the Indemnifying Party in the case of the Company under Section 2 of this Agreement (it being understood that the Company shall not be responsible for any such misrepresentation or breach of warranty by Newco); or

             (ii) any nonfulfillment, default or breach of any covenant or agreement on the part of the Indemnifying Party under Section 4 of this Agreement.

           (c)    Maximum Recovery. Notwithstanding anything in this Agreement
                  ----------------
to the contrary, in no event shall the Indemnifying Party be liable for indemnification under this Section 7 in an amount in excess of the aggregate of the purchase price paid for the Shares, the Warrant and the amounts advanced and not repaid under the Note. No Indemnified Person shall assert any such claim unless Losses in respect thereof incurred by any Indemnified Person, when aggregated with all previous Losses hereunder, equal or exceed U.S.$[*], but at such time that an Indemnified Person is entitled to assert a claim, such claim shall include all Losses covered by this Section 7.

           (d)    Exception.  Notwithstanding the foregoing, upon judicial
                  ---------
determination that is final and no longer appealable, that the act or omission giving rise to the indemnification set forth above resulted primarily out of or was based primarily upon the Indemnified Person's negligence (unless such Indemnified Person's negligence was based upon the Indemnified Person's reliance in good faith upon any of the representations, warranties, covenants or promises made by the Indemnifying Party herein) the Indemnifying Party shall not be responsible for any Losses sought to be indemnified in connection therewith, and the Indemnifying Party shall be entitled to recover from the Indemnified Person all amounts previously paid in full or partial satisfaction of such indemnity, together with all costs and expenses (including reasonable attorneys fees) of the Indemnifying Party reasonably incurred in connection with the Indemnified Persons claim for indemnity, together with interest at the rate per annum publicly announced by Morgan Guaranty Trust Company as its prime rate from the time of payment of such amounts to the Indemnified Person until repayment to the Indemnifying Party.

           (e)    Investigation. All indemnification rights hereunder shall
                  -------------
survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, irrespective of any investigation, inquiry or examination made for or on behalf of, or any knowledge of the Indemnified Person or the acceptance of any certificate or opinion.

          (f)  Contribution.  If the indemnity provided for in this Section 7
               ------------
shall be, in whole or in part, unavailable to any Indemnified Person, due to
Section 7(b) being declared unenforceable by a court of competent jurisdiction based upon reasons of public policy, so that Section 7(b) shall be insufficient to hold each such Indemnified Person harmless from Losses which would otherwise be indemnified hereunder, then the Indemnifying Party and the Indemnified Person shall each contribute to the amount paid or payable for such Loss in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Person on the other, but also the relative fault of the Indemnifying Party and be in addition to any liability that the Indemnifying Party may otherwise have. The indemnity, contribution and expense reimbursement obligations that the Indemnifying Party has under this Section 7 shall survive the expiration of the Transaction Documents. The parties hereto further agree that the indemnification and reimbursement commitments set forth in this Agreement shall apply whether or not the Indemnified Person is a formal party to any such lawsuit, claims or other proceedings.

          (g)  Limitation. This Section 7 is not intended to limit the rights or
               ----------
remedies otherwise available to any party hereto with respect to this Agreement or the Transaction Documents.

          SECTION 8.  Notices.  All notices, demands and requests of any kind to
                      -------
be delivered to any party in connection with this Agreement shall be in writing and shall be deemed to have been duly given if personally or hand delivered or if sent by an internationally-recognized overnight delivery courier or by registered or certified mail, return receipt requested and postage prepaid, or by facsimile transmission addressed as follows:

          (i)  if to the Company, to:

               Incara Pharmaceuticals Corporation
               Post Office Box 14287
               3200 East Highway 54
               Cape Fear Building, Suite 300
               Research Triangle Park, North Carolina 27709
               Attention:  Chief Executive Officer

               Facsimile: (919) 544-1245

               with a copy to:

               Wyrick Robbins Yates & Ponton LLP
               4101 Lake Boone Trail
               Suite 300

                   Raleigh, North Carolina 27607
                   Attention:  Larry Robbins

                   Facsimile:  (919) 781-4865

          (ii)(a)  If to EIS, to:

                   Elan International Services, Ltd.

                   102 St. James Court

                   Flatts, Smiths Parish

                   Bermuda FL 04

                   Attention:  Chief Executive Officer

                   Facsimile:  (441) 292-2224

              (b)  If to EPIL, to:

                   Elan Pharma International Limited

                   Wil House

                   Shannon Business Park

                   Shannon, Co. Clare

                   Ireland

                   Attention:  Secretary

                   Facsimile:  011-353-61-362097

          with a copy, in the case of (a) or (b) above, to:

                   Brock Silverstein LLC
                   800 Third Avenue
                   21st Floor
                   New York, NY 10022
                   Attention:  Kim E. Lefkowitz
                   Facsimile:  (212) 371-5500

or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with provisions of this Section 8. Any such notice or communication shall be deemed to have been effectively given (i) in the case of personal or hand delivery, on the date of such delivery, (ii) in the case of an internationally-recognized overnight delivery courier, on the second business day after the date when sent, (iii) in the case of mailing, on the fifth business day following that day on which the piece of mail containing such communication is posted and (iv) in the case of facsimile transmission, the date of telephone confirmation of receipt.

          SECTION 9.  Entire Agreement.  This Agreement and the other
                      ----------------
Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings among the parties with respect thereto.

          SECTION 10.  Amendments and Waiver.  This Agreement may not be
                       ---------------------
modified or amended, or any of the provisions hereof waived, except by written agreement of the Company, EIS and EPIL dated after the date hereof.

          SECTION 11.  Counterparts and Facsimile.  The Transaction Documents
                       --------------------------
may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. Each of the Transaction Documents may be signed and delivered to the other party by facsimile transmission; such transmission shall be deemed a valid signature.

          SECTION 12.  Headings.  The section and paragraph headings contained
                       --------
in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of the Agreement.

          SECTION 13.  Governing Law; Disputes. This Agreement shall be governed
                       -----------------------
by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflicts of laws. Any dispute under this Agreement that is not settled by mutual consent may be finally adjudicated by any federal or state court sitting in the City, County and State of New York, and each party consents to the non-exclusive jurisdiction of such courts (or any appellate court therefrom) over any such dispute. Nothing contained in this Section shall prevent the adjudication of any dispute under this Agreement by any other state or federal court, regardless of location, so long as such court has jurisdiction and is located in a proper venue.

          SECTION 14.  Expenses.  Each of the parties shall be responsible for
                       --------
its own costs and expenses incurred in connection with the transactions contemplated hereby and by the other Transaction Documents.

          SECTION 15.  Exhibits and Schedules.  The exhibits to and schedules
                       ----------------------
delivered by or on behalf of any party in connection with this Agreement are an integral part of this Agreement, and any statements contained in such schedules shall be deemed to be representations and warranties under this Agreement.

          SECTION 16.  Assignments and Transfers.  This Agreement and all of the
                       -------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. All or any part of this Agreement, the Securities and the Underlying Shares may be assigned or transferred by EIS, EPIL and their permitted assigns and transferees to their respective affiliates and subsidiaries, as well as any special purpose financing or similar vehicle established by EIS or EPIL; provided, that the parties hereto shall continue to be bound by the terms, conditions and obligations of this Agreement. Other than as set forth above, no party shall assign or transfer all or any part of this Agreement, the Securities and the Underlying Shares, or any interest therein, without the prior written consent of the other party.

          SECTION 17.  Severability.  In case any provision of this Agreement
                       ------------
shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not be in any way affected or impaired thereby.

                           [Signature page follows]

          IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement as of the date first written above.

                              INCARA PHARMACEUTICALS CORPORATION

                              By: /s/ Clayton I. Duncan
                                  --------------------------------------------
                                  Name:  Clayton I. Duncan
                                  Title: President and Chief Executive Officer

                              ELAN INTERNATIONAL SERVICES, LTD.

                              By: /s/ Kevin Insley
                                  --------------------------------------------
                                  Name:  Kevin Insley
                                  Title: President and Chief Financial Officer

                              ELAN PHARMA INTERNATIONAL LIMITED

                              By: /s/ Kevin Insley
                                  --------------------------------------------
                                  Name:  Kevin Insley
                                  Title: Authorized Signatory